Butler National Corporation

Annual Shareholder Meeting

October 30, 2024

Personnel

Directors

Christopher J. Reedy – Chairman

Jeffrey D. Yowell – Lead Independent Director

Joseph P. Daly

John M. Edgar

David B. Hayden

Michael A. Loh

Officers

Christopher Reedy – President & CEO

Tad McMahon – CFO & Secretary

J. Aric Peters – Vice President & Director of Sales


BUTLER


UW

Agenda

Welcome to the 2024 Butler National Corporation Annual Shareholder Meeting

1. Formal Business Meeting
2. Presentation
    1. Our Business
    2. FY 2024 Performance
    3. Subsidiaries - Opportunities/Risks
    4. FY 2025 Key Strategies
    5. Shareholder Questions/Concerns
3. Thank you for your Interest


N33HB

Butler National Corporation
Cautionary Statement

The statements in this presentation may constitute "forward-looking statements" within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "could", "should", "will", "intended", "continue", "believe", "may", "expect", "hope", "anticipate", "goal", "forecast", "plan", "guidance", or "estimate" or the negative of these words, variations thereof or similar expressions. Forward-looking statements are not guarantees of future performance results. They involve risks, uncertainties, and assumptions. It is important to note that any such performance and actual results, financial condition or business, could differ materially from those expressed in such forward-looking statements. In evaluating such statements, a number of risks, uncertainties, and other factors could cause actual results, performance, financial condition, cash flows, prospects, and opportunities to differ materially from those expressed in, or implied by, the forward-looking statements.

These risks, uncertainties, and other factors include those set forth in Item 1A (Risk Factors) of the Butler National Corporation Annual Report on SEC Form 10-K for the fiscal year ended April 30, 2024.


Butler National Corporation
Aerospace Products Segment
Professional Services Segment
Avcon Industries
Butler National – Tempe
Butler Avionics
BNSC/BHCMC (Gaming Manager)
Kansas Int'l DDC (Development)

The Butler Business
Considerations



Aerospace Segment – Barriers to Entry

- Highly Regulated
- Highly Specialized (Background)
- Engineering Intensive
- Fabrication Capabilities (Quick Turn Work)

Professional Services

- Highly Regulated
- Capital Intensive
- Extensive Competition
- Difficult to Expand Markets
- Market Limited - Geographic


Boot Hill

Facilities
New Century Airport - Kansas

Butler National Corporate Headquarters



The Butler National corporate headquarters is located on the second floor of our 50,000 square-foot leased facilities at **1 Aero Plaza, New Century, Kansas.**

BUTLER AVIONICS INC

Butler Avionics, Inc.

Butler Avionics is co-located with the corporate headquarters.



Facilities
Avcon – Newton, Kansas

AVCON

AVCON ISR SOLUTIONS


AVCON









Avcon Industries headquarters is located at **714 North Oliver Road, Newton, Kansas** in a 42,700 square foot leased facility of hangar and office space at the Newton City-County Airport in Newton, Kansas. Avcon is also co-located at New Century, Kansas along with Butler Avionics.

Facilities

Butler National – Tempe, Arizona



Butler National
Corporation

Butler National Corporation has an office and manufacturing operations at **4654 South Ash Ave., Tempe, AZ** in a 16,110 square foot owned facility.

KC Machine – Excelsior Springs, MO



KC Machine conducts manufacturing operations at **505 S. McCleary, Excelsior Springs, MO** in a 17,000 square foot facility.

Our Business

- Aerospace Segment
  - Aircraft Modifications
  - Avionics
  - Special Mission Electronics

- Services Segment
  - Gaming Management Services
    - Kansas State Owned Gaming
      - Boot Hill Casino & Resort
      - Sports Wagering



Fiscal 2024 Performance

See SEC Form 10-K for FY Ended April 30, 2024

FY2024 Earnings Per Share: $0.18

Comparative information for fiscal years ending April 30th:

Dollars in Thousands		2024		2023
Total Revenue	$	78,376	$	75,182
Net Income		12,512		4,516
Cash		17,792		21,997
Assets		113,975		113,906
Stockholder's Equity		54,441		46,781
Backlog on April 30th		30,265		26,360

Outstanding Shares	4/30/2024
	68,770, 856



FY2024 Revenue

(in thousands)

PROFESSIONAL SERVICES*	$	38,640
AIRCRAFT MODS	$	25,061
SPECIAL MISSION ELEC.	$	11,953
AIRCRAFT AVIONICS	$	2,722

*Includes architecture revenue. For this presentation Aircraft Mods/Avcon includes KC Machine even though it has separate revenue.



Aircraft Avionics (BAI)
4%
Special Mission
Electronics
(TEMPE)
15%
Professional
Services
49%
Aircraft Mods
(AVCON)
32%

Comparison of Revenue

FY 2024
$78,376,000


Avcon
35%
Professional
Services
49%
Tempe
15%

FY 2023
$75,182,000


Avcon
35%
Professional
Services
51%
Tempe
14%

FY 2022
$71,517,000


Avcon
33%
Professional
Services
52%
Tempe
15%

*Note: Professional Services includes BCS Design and Avcon Includes Butler Avionics

Key Economic Drivers for Business Segments

Aerospace

Avcon, Butler Avionics, BNC Tempe

- Global Government Interests
- Aircraft Firefighting / Search & Rescue / Mapping
- Special Mission – Worldwide Stability
- Current Aircraft Fleet Obsolescence
- Regulatory / Aviation Mandates
- Technical Advances in Special Mission Equipment & Avionics



Key Economic Drivers for Business Segments

Professional Services / Gaming

Boot Hill Casino & Resort

- Discretionary Spending
- Inclement Weather
- Patrons feel at home and have fun at BHCR
- Patron Attitude towards Future of Markets
- Gas & Oil Prices
- Grain & Cattle Prices
- Economic Factors



Avcon Industries, Inc.

Aircraft Modifications

















Avcon Industries, Inc.
Aircraft Modifications – What We Do




N576FA

Structural Modifications
Manufacturing - Fabrication
Electrical Systems Integration
Engineering – Design/Aero/Structural/Electrical
Designated Representatives
Supplemental Type Certificate Approvals (STC)/Parts Manufacturing Authority (PMA)

73 Team Members | 2024 Revenue $25.1 Million | 2023 Revenue $24.0 Million

Avcon Industries, Inc.

Aircraft Modifications – Product / Service Uses



Special Mission
Mods



Design Engineering



Manufacturing
& Installation

Avcon Industries has developed FAA/EASA/DGAC/CAA approved solutions that support:

- Search and Rescue (SAR)
- Fire Detection / Monitoring
- Maritime Surveillance & Patrol
- Aerial Mapping
- Police & Homeland Security Missions
- Coastal / Erosion Research
- Environmental / Atmospheric Research
- Disaster Relief Control
- Oil Spill Detection
- SIGINT Capabilities
- Electronic Functionality & Countermeasures
- Protection Systems

Avcon Industries, Inc.

2024 Revenue



QUARTERLY REVENUE – MILLIONS $
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
$5.48 MM
$6.08 MM
$5.40 MM
$8.10 MM
FY24 Q1
FY24 Q2
FY24 Q3
FY24 Q4

*most projects are multi-quarter (and some multi-year) in length, reflecting variations in quarterly revenue.

Avcon Industries, Inc.

Opportunities / Risks

- Special Mission Cessna Caravan
  - Significant market > 2,000 Built
  - Kit – Field Installation Opportunities
  - Risk:
    - Time / FAA STC Involvement
    - Airplane Tech Labor Pool
- Transmissible Pod Kits
  - Field Installations
  - Good Margins
  - Risk:
    - Manufacturing - Fabrication Bandwidth

- King Air Cargo Door
  - B300 Installation / FAA Approval
  - 20+ Airplanes Verbal Commitment
  - Risk:

    FAA Certification / Technical Challenges

    First Installs by Customer – Technical Support on-site (Staffing)



Avcon Industries, Inc.

Opportunities / Risks – King Air Cargo Door

- Most-Requested Product:
  - $550,000 Target per Kit/$750,000 Installed
  - King Air Market – 2,000 Airplane Opportunity

- Status:
  - Design – *complete*
  - *Assembly Tool – In Process*
  - *Long Lead Tooling (Hydroforms) Complete*
  - *King Air Model 350 Acquired for Modification*
  - FAA STC Planned September 2025
  - Planned Production Deliveries Starting October 2025

- Risks:
  - FAA Certification
  - Unforeseen Installation Technical Challenges
  - Field Installation Facilities Trained (Manpower)



Avcon Industries, Inc.
2025 Key Strategies – Organic Growth



Improving Margins:

- New Century ("KC" location)
  - Efficiency Gains: Trained New Employees
  - Production Focused / Repeat Mods
- Rails / Pods
  - Reduced Modification Time – Less than Camera Port
- Sales of Kits – Customer Installation
- New Product Development
  - More Detailed Program Management

Avcon Industries, Inc.
2025 Key Strategies – Capital Investment

- Significant FAA STC Approval Work – R&D New Products
  - King Air Cargo Door
  - Cessna Caravan Mods
  - Gulfstream Mods
  - King Air Mods
- Expand Fabrication Facilities
  - Vertical Integration
    - Expanding KC Machine
    - Opportunity for Newton Fabrication Expansion




BUTLER

Butler Avionics, Inc.
Installation, Service, & Repair



Avionics + Engineering for FAA Approvals
12 Team Members | 2024 Revenue $2.7 Million | 2023 Revenue $2.3 Million

Butler Avionics, Inc.
2025 Key Strategies



Installations – Efficiencies / Margin Focus

- King Air
- Learjets
  - Identical Installations (TCAS)
- Support Avcon Integrations

2024 FAA Approvals / STC Sales

- Garmin "Glass Cockpit"– STC ST02036WI
- Standby Instruments – STC ST00235MC
- Clock/USB Charger – STC ST01138DE

Butler National Corporation – Tempe
Special Mission Electronics
Gun Controls





31 Team Members | 2024 Revenue $11.95 Million | 2023 Revenue $10.8 Million

Butler National Corporation - Tempe

Special Mission Electronics – Products – What We Do

- Gun Control Units
- Systems Control / Logic
- Simulation Equipment
- Test Equipment
- Highly Specialized Cabling
- COTS Manufacturing









Butler National Corporation - Tempe

2024 Revenue



QUARTERLY REVENUE – MILLIONS $
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
$1.92 MM
$2.98 MM
$2.80 MM
$4.25 MM
FY24 Q1
FY24 Q2
FY24 Q3
FY24 Q4

Butler National Corporation - Tempe

2025 Key Strategies – Continue the Successes

- Reduce Production Backlog
  - 2024 Record Year – Orders Continue to be Received
  - Continue Product Deliveries Ahead of Schedule
- Expand GCU Offering – M134 “mini gun” control unit
  - 25 Ordered in FY2025 Q2
- Expand Cabling Product Expertise / Offerings
- Acquire-Tempe Focused Sales Representative







Butler National Corporation - Tempe
Opportunities/Risks

- Maximize Production/Orders
  - Risks:
    - Parts Costs – Apprx. 1.5 Years of Backlog Orders
    - Personnel Bandwidth – Turnover
    - Customer Concentration

- Expand Cabling Product Expertise / Offerings
  - Risks:
    - Personnel Bandwidth







Tempe GCU Production Forecast



(Quantities of GCUs)
90
80
70
60
50
40
30
20
10
0
QUANTITY
68
56
61
60
60
72
60
60
70
70
70
75
70
70
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26
Jul-26
Aug-26
Sep-26
Month, Fiscal Year


Boot Hill
Casino & Resort

BNSC/BHCMC, LLC

Boot Hill Casino & Resort

- Management Services
    - Kansas State Owned Gaming
    - Gaming Management Contract with the Kansas Lottery through Dec. 2039
    - Sports Wagering Management Contract with the Kansas Lottery through Sept. 2027
    - Team Members: 250


DRAFTKINGS
SPORTSBOOK



Professional Services - Gaming

	FY 2024	FY 2023
Revenue Traditional Games (Slots and Tables)	$29.4 Million	$30.6 Million
Revenue Sports Wagering	$4.6 Million	$ 2.7 Million
Casino Non-Gaming Revenue	$4.6 Million	$ 4.5 Million
Total Revenue	$38.6 Million	$37.8 Million
Long Term Debt (Gaming)	$36.6 Million	$41.1 Million

Total Long Term Debt Reduction of $4.5 Million in FY 2024

BHCMC/BNSC – Professional Services

Opportunities/Risks

- Stabilize Revenue and Increase Patron Count
  - Restructuring Marketing Strategy
  - Risks:
    - 2% State Revenue Share (Tax Increase 12/15/24)
    - Mature Market, Declining Population and Increased Competition
      - Oklahoma and Wichita Gaming
- Sports Wagering - Mobile
  - Nice Revenue Stream
  - Risks:
    - Indian Competition (Seminole – Florida Litigation)
    - Missouri and Oklahoma Legalization of Sports Wagering


DRAFTKINGS
SPORTSBOOK
7:00PM

Butler National Shareholder Questions & Concerns
Board Changes

- Three New Independent Directors – Last 12 Months
  - **Jeff Yowell** – Lead Independent Director, Chairman – Compensation Committee, Member – Governance & Nominating Committee, Member – Audit Committee
  - **Joe Daly** – Chairman – Governance & Nominating Committee, Member – Compensation Committee
  - **Michael Loh** (Ret. Lt. Gen.) – Member – Governance & Nominating Committee, Member – Audit Committee

Butler National Shareholder Questions & Concerns
Governance Changes

- Establishment of Governance and Nominating Committee
  - Stock Ownership Guidelines for Directors and Officers
  - Lead Independent Director Established
  - Majority Voting Standards in Uncontested Elections to the Board
  - Termination of Existing Shareholder Rights Agreement – "Poison Pill"

Butler National Shareholder Questions & Feedback
Dilution

- Management is directed to aggressively buy-back Butler Common Stock and reduce outstanding shares
  - Since 4/30/2024 – Buy back of more than 750,000 shares through private transactions
  - Market Transactions are burdensome and extremely time limited
  - Priority: Buy-back continues to be an important funds use
  - No 401(k) Stock Match Dilution in 2024

Butler National Shareholder Questions & Feedback

Reverse Split - Proposal

- There is no immediate intent for executing a reverse split
  - Requires further Board Action
  - Primary Purpose: Increase Trading Price and Decrease Number of Outstanding Shares -- Believe this would help benefit Marketability and Liquidity
  - See Proxy for reasons behind contemplating a reverse split

Butler National Shareholder Questions & Feedback
Professional Services – Gaming – Casino

Common Question: *Are you going to spin-off or sell the management rights and Boot Hill Casino Property?*

- Intent to Continue to Manage Casino:
  - Management Fees/Revenue Share with State provides positive cash flow
  - Foundation for cash for stock repurchases, potential acquisitions, capital expenditures for Aircraft Modification growth
  - Significant interest rates deter premium value

Butler National Shareholder Questions & Feedback
Organic v. Acquisition Growth

Aircraft Modifications provide the path for Short-Term Growth

- Organic Growth Processes Continue to Evolve
  - Production Efficiencies Being Gained (Expansion of Mod Installations)
  - Opportunity to Control More Parts Fabrication (Expand Fabrication)
- Continue Reviewing Acquisition Opportunities
  - Premium Priced Opportunities – Significant Competition for Deals
  - Many Businesses Losing Historic Knowledge
  - Must be Extremely Attractive Aviation Business to be a "fit"
    - Expand Production bandwidth
    - Complementary Products/Services (i.e. composites, engineering)

Butler National Shareholder Questions & Feedback

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Butler National Corporation

Annual Shareholder Meeting

October 30, 2024

Thank you for your interest in Butler National.

Butler National Corporation

Annual Shareholder Meeting

October 30, 2024